MANATT, PHELPS & PHILLIPS
         A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS

                          ATTORNEYS AT LAW

   NANCY H. WOJTAS
DIRECT DIAL (310) 312-4307

                    11355 WEST OLYMPIC BOULEVARD
                 LOS ANGELES, CALIFORNIA 90064-1614
            TELEPHONE (310) 312-4000   FAX (310) 312-4224

                                 1601 M STREET N.W., SUITE 700
                                  WASHINGTON, D.C.  20006-1702
                                    TELEPHONE (202) 463-4300
                                       FAX (202-463-4394

                               33 MUSIC SQUARE WEST, SUITE 106-B
                                NASHVILLE, TENNESSEE 37203-3226
                                    TELEPHONE (616) 269-1240
                                       FAX (616)-259-1289



                        August 29, 1995




Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:     INTEK Diversified Corporation
             a Delaware corporation
             File No. 0-9160
             ------------------------------------------

Ladies and Gentlemen:

     On behalf of INTEK Diversified Corporation, a Delaware corporation (the "Registrant"), submitted herewith pursuant to the requirements of EDGAR please find Registrant's current report on Form 8-K, including exhibits thereto.

     Any comments or questions concerning the Form 8-K should be directed to the undersigned at (310) 312-4307.

                                Sincerely,



                                /s/
                                Nancy H. Wojtas
                                Manatt, Phelps & Phillips

NHW:et
Enclosures